Exhibit 10.4
FIRST AMENDMENT TO COPROMOTION AGREEMENT
     This FIRST AMENDMENT TO COPROMOTION AGREEMENT (the “First Amendment”) is made and entered into as of July 1, 2008 (the “Amendment Date”) by and between Atley Pharmaceuticals, Inc., having a place of business at 10511 Old Ridge Road, Ashland, VA 23005 (“Atley”), and Cornerstone BioPharma Holdings, Inc., a Delaware corporation that sometimes does business as Cornerstone BioPharma, Inc. (“Cornerstone”), having a place of business at 2000 Regency Parkway, Cary, NC 27518.
     WHEREAS, Cornerstone and Atley are parties to that certain COPROMOTION Agreement effective as of April 2, 2007 (the “COPROMOTION Agreement”). In connection with the marketing of an authorized generic version of Balacet® 325 by Aristos Pharmaceuticals, an affiliate of Cornerstone, a change to Targeted Physicians, and changes to the Quarterly Baseline, the Parties desire to amend certain terms of the COPROMOTION Agreement as provided in this Amendment.
     NOW, THEREFORE, the Parties agree as follows:
     1. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the COPROMOTION Agreement.
     2. Effective as of the Amendment Date, the defined term “Target Physician” in Article I, Section 1.1(r) shall be amended and shall be defined as “all physicians in the Territory.”
     3. Effective as of the Amendment Date, the defined term “Generic Product” shall be added to Article I of the COPROMOTION Agreement, the definition of which shall read “the pharmaceutical product known as 100 mg propoxyphene/ 325 mg APAP which is marketed and distributed under license from Cornerstone as an authorized generic equivalent to the Branded Product.”
     4. Effective as of the Amendment Date, the defined term “Branded Product” shall be added to Article I of the COPROMOTION Agreement, the definition of which shall read “the pharmaceutical product known as Balacet 325 (100 mg propoxyphene/ 325 mg APAP), previously defined as “Cornerstone Product.”
     5. Effective as of the Amendment Date, the defined term “Cornerstone Product” as defined in Article I, Section 1.1(h) shall be amended and shall read “Cornerstone Product” means “Branded Product” and “Generic Product.”
     6. Effective as of the Amendment Date, “Gross Sales” as used in Section 3.1 will be the sum of Gross Sales of Branded Product plus Gross Sales of Generic Product. Average Sales Price will be calculated separately for Branded Product and Generic Product, in each case in the manner described in the revised Exhibit D attached hereto.
     7. Effective as of the Amendment Date, “Cost of Goods Sold” as used in Section 3.1 means the actual direct cost of Cornerstone and its Affiliates for the Branded Product and

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

for the Generic Product. An example of the calculation of the Cost of Goods Sold is attached hereto as a revised Exhibit E.
     8. Effective April 1, 2008, Section 3.1(a)(ii) shall be amended to read as follows:
     (ii) The foregoing Detailing fee shall be paid by Cornerstone to Atley for each calendar month in which the number of units (pills) of Eligible Product sold exceeds one third of the Quarterly Baseline (as defined below) for the Territory. Atley will not be entitled to a Detailing fee for any month in which the number of units (pills) of Eligible Product sold does not exceed the one third of the Quarterly Baseline for the Territory for that quarter. “Quarterly Baseline” means the aggregate amount of the quarterly baseline for each zip code in the Territory. For any zip code that is shown on Exhibit B and any zip code added by Atley between Effective Date and 1st quarter 2008, the Quarterly Baseline amount for that zip code is the amount of 1st quarter 2007 total units dispensed in the Territory, less an erosion factor of [***]%. If any zip code is added to the Territory for any quarter beginning on or after April 1, 2008, then the Quarterly Baseline for that zip code will be the number of units dispensed in the quarter that is two quarters prior to the quarter for which it is being added, less an erosion factor of [***]% If any zip code is removed from the Territory, the quarterly baseline for that zip code shall be zero. If any zip code is removed from the Territory but added to the Territory again in a later quarter, the quarterly baseline for that zip code shall be equal to the quarterly baseline when the zip code was initially added to the Territory. Upon Atley’s request, every six (6) months Cornerstone will review the baseline numbers jointly with Atley. If the parties, acting in good faith, determine that the Quarterly Baseline is not attainable using commercially reasonable efforts, then the Quarterly Baseline will be reduced to an amount that is attainable using commercial reasonable efforts. If the parties are unable to agree on a revised Quarterly Baseline, then either party may terminate the Agreement. A revised Exhibit B is attached hereto. A revised Exhibit C showing a sample calculation of the Detailing fee is also attached hereto
     9. Section 14.8 shall be amended to read as follows: “Except as otherwise expressly provided in this Section 14.8, neither party shall assign this Agreement in whole or in part without the prior written approval of the other party (such approval not to be unreasonably withheld or delayed). Any such attempted assignment without prior written consent shall be void and ineffective. Notwithstanding the foregoing, either party may, without the other party’s consent, assign its right, title and interest in this Agreement to any entity with which it may merge or consolidate, which acquires all or greater than fifty percent (50%) of its business and assets, or which otherwise controls, is controlled by or is under common control with the assigning party. For clarification, no consent shall be required in connection with the merger of Cornerstone with Critical Therapeutics or any other merger in which the stockholders of one party immediately prior to the merger hold a majority of the shares of the combined company immediately following the merger. This Agreement and the rights and obligations granted and undertaken hereunder shall be binding upon and inure to the benefit of the parties hereto, and their successors, trustee(s) or receiver(s) in bankruptcy and permitted assigns.”
     10. This First Amendment is hereby integrated into and made part of the COPROMOTION Agreement, and is governed by and made subject to all its terms. Except as expressly amended and modified by this First Amendment, the COPROMOTION Agreement shall remain in full force and effect according to its original terms.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

     11. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date set forth above.

CORNERSTONE BIOPHARMA, INC.		ATLEY PHARMACEUTICALS, INC.

By:	/s/ Craig Collard	By:	/s/ James J. McDermott

Name:	Craig Collard	Name:	James J. McDermott

Title:	President and CEO	Title:	Vice President, Product Development and Marketing

Exhibit C
to the COPROMOTION Agreement between
Cornerstone BioPharma, Inc. and Atley Pharmaceuticals, Inc.
Sample Calculation of Detailing Fee
Cornerstone BioPharma Inc.
Calculation of Balacet 325 COPROMOTION Royalty
For the Quarter Ending XXX

Total Baseline (Branded and Generic)	[***]
[***]

	Accrual		Accrual
	Percentages	Branded	Percentages	Generic
TOTAL Bottles for Atley Targets		[***]		[***]
Pro-rata Allocation of Baseline %		[***]		[***]
Pro-rata Allocation of Baseline		[***]		[***]

#Bottles Subject to COPROMOTION Agreement		[***]		[***]

Bottles		[***]		[***]
Average Sales Price		[***]		[***]
Gross Sales subject to royalty		[***]		[***]

Allowance for Cash Discounts	[***]	[***]	[***]	[***]
Allowance for Shipping	[***]	[***]	[***]	[***]
Allowance for DSA’s	[***]	[***]	[***]	[***]
Allowance for Rebates	[***]	[***]	[***]	[***]
Allowance for Chargebacks	[***]	[***]	[***]	[***]
Net Sales	[***]	[***]	[***]	[***]

Bottles COGS per unit		[***]		[***]
Bottles COGS		[***]		[***]
Royalties percentages		[***]		[***]
Royalties		[***]		[***]

Net Profit		[***]		[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D
to the COPROMOTION Agreement between
Cornerstone BioPharma, Inc. and Atley Pharmaceuticals, Inc.
Example of Average Sales Price

Total Gross Sales Invoiced (Branded Balacet 325)	[***]	(A)
Total Units in bottles sold in Territory of Product (Branded Balacet 325)	[***]	(B)
Product ASP Brand (A divided by B)	[***]	(C)

Total Gross Sales Invoiced (Generic Balacet 325)	[***]	(D)
Total units in bottles sold in Territory of Product (Generic Balacet 325)(A divided by 100)	[***]	(E)
Product ASP Generic (D divided by E)	[***]	(F)

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E
to the COPROMOTION Agreement between
Cornerstone BioPharma, Inc. and Atley Pharmaceuticals, Inc.
Example of Cost of Goods Sold Calculation

Direct cost of Balacet 325 per unit	[***]	(A)

Total Pills Sold — Retail	[***]
Baseline	[***]
# of Pills exceeding baseline	[***]
Pills exceeding baseline converted to 100ct equivalent bottles	[***]	(B)
Cost of Goods Sold	[***]	(A) x (B)

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.